UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

MIVA, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 561-7229

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 25, 2008, MIVA, Inc. (the “Company”) issued a press release entitled, “MIVA Agrees to Settle Class Action Litigations with Plaintiffs in the Lane’s Gifts and Collectibles, Payday Advance Plus and Cisneros Cases.”  A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 25, 2008 entitled “MIVA Agrees to Settle Class Action Litigations with Plaintiffs in the Lane’s Gifts and Collectibles, Payday Advance Plus and Cisneros Cases.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date January 25, 2008	By:	/s/ John B. Pisaris
John B. Pisaris

General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 25, 2008 entitled “MIVA Agrees to Settle Class Action Litigations with Plaintiffs in the Lane’s Gifts and Collectibles, Payday Advance Plus and Cisneros Cases.”